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Exhibit 10(b)

Consent of Independent Accountants

        We hereby consent to the use, in this Registration Statement on Form N-4 (File No. 333-60149) of our report dated March 1, 2002, relating to the consolidated financial statements and financial statement schedules of Protective Life Insurance Company and Subsidiaries, which appears in such Registration Statement. We also consent to the use in this Registration Statement of our report dated April 2, 2002, on our audits of the financial statements of The Protective Variable Annuity Separate Account, which appears in such Registration Statement. We also consent to the reference to us under the heading "Independent Accountants" in such Registration Statement.

PricewaterhouseCoopers LLP
Birmingham, Alabama
April 25, 2002

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Consent of Independent Accountants